Exhibit 4.2

PV NANOCELL LTD.

(the “Company”)

WARRANT CERTIFICATE

Registered holder of the Warrant: Mr. Peter Weinreb (the “Holder”).

Number of shares issuable upon exercise of this Warrant: USD 6,000 divided by the price per share of the most senior class of shares of the Company issued in the next equity investment round in the Company (“Next Round” and the “Warrant Shares” respectively). Each Warrant exercise price per share shall be the price per share of the Next Round (the “Exercise Price”).

The Warrant exercise price and the number of issuable Warrant Shares shall be subject to appropriate adjustments in the event of a share split(s), share unification(s), issuance(s) of share dividend, re-capitalization or other similar event

Expiry Date of this Warrant: November 1, 2017 or the consummation of an IPO or an M&A Transaction, the earlier to occur.

This Warrant certifies that, at any time from the date hereof and until the Expiry Date, the Holder is entitled to subscribe for and purchase any part of the Warrant Shares for the price set above, at the Exercise Price.

The exercise of the Warrant is made by the surrender of this Warrant, with a duly executed notice of exercise at the principal office of the Company, together with proper payment. Payment for Warrant Shares shall be made by bank check or bank checks, payable to the order of the Company, or by wire transfer.

If this Warrant is exercised in part, this Warrant must be exercised for a number of whole Warrant Shares, and the Holder is entitled to receive a new Warrant covering the number of Warrant Shares in respect of which this Warrant that has not been exercised. This Warrant may be exercised in part no more than three times. Should this Warrant or any part of it not be exercised in accordance with the aforementioned terms prior to the Expiry Date, the Warrant or the un-exercised part of it (as the case may be) shall expire and be of no force or effect. Following the exercise of this Warrant, the Company will issue a certificate or certificates in the name of Holder for the Warrant Shares to which the Holder shall be entitled within a reasonable time.

Until this Warrant is exercised (or any part thereof), the Warrant and the Warrant Shares represented hereunder do not entitle the Holder hereof to any rights as shareholder of the Company.

Any taxes, charges, expenses or fees relating to the exercise of this Warrant and/or the sale of the Warrant Shares shall be payable by the Holder and the provision for such taxes shall be made to the satisfaction of the Company prior to any exercise, sale or other disposition made with respect to the Warrant and/or the Warrant Shares.

The Warrant Shares which may be purchased hereunder may be acquired for investment purposes only and will not be registered under the securities laws of any country. This Warrant may not be exercised and the Warrant Shares may not be resold or offered for sale in the absence of such registration or an opinion of counsel satisfactory to the Company and its counsel that such registration is not required under applicable laws. The Warrant Shares which may be purchased hereunder will be subject to certain rights of first refusal and other provisions as set forth in the Articles.

This Warrant may not be assigned or transferred by the Holder.

Given in Israel, this November 15, 2011

/S/ Dr. Fernando de la Vega
P.V. NanoCell Ltd.

PV NANOCELL LTD.

(the “Company”)

WARRANT CERTIFICATE

Registered holder of the Warrant: Mr. Peter Weinreb (the “Holder”).

Number of shares issuable upon exercise of this Warrant: 10,000 divided by the price per share of the most senior class of shares of the Company issued in the next equity investment round in the Company (“Next Round” and the “Warrant Shares” respectively). Each Warrant exercise price per share shall be the price per share of the Next Round (the “Exercise Price”).

The Warrant exercise price and the number of issuable Warrant Shares shall be subject to appropriate adjustments in the event of a share split(s), share unification(s), issuance(s) of share dividend, re-capitalization or other similar event

Expiry Date of this Warrant: April 15, 2016 [5 years of issuance date] or the consummation of an IPO or an M&A Transaction, the earlier to occur.

This Warrant certifies that, at any time from the date hereof and until the Expiry Date, the Holder is entitled to subscribe for and purchase any part of the Warrant Shares for the price set above, at the Exercise Price.

The exercise of the Warrant is made by the surrender of this Warrant, with a duly executed notice of exercise at the principal office of the Company, together with proper payment. Payment for Warrant Shares shall be made by bank check or bank checks, payable to the order of the Company, or by wire transfer.

If this Warrant is exercised in part, this Warrant must be exercised for a number of whole Warrant Shares, and the Holder is entitled to receive a new Warrant covering the number of Warrant Shares in respect of which this Warrant that has not been exercised. This Warrant may be exercised in part no more than three times. Should this Warrant or any part of it not be exercised in accordance with the aforementioned terms prior to the Expiry Date, the Warrant or the un-exercised part of it (as the case may be) shall expire and be of no force or effect. Following the exercise of this Warrant, the Company will issue a certificate or certificates in the name of Holder for the Warrant Shares to which the Holder shall be entitled within a reasonable time.

Until this Warrant is exercised (or any part thereof), the Warrant and the Warrant Shares represented hereunder do not entitle the Holder hereof to any rights as shareholder of the Company.

Any taxes, charges, expenses or fees relating to the exercise of this Warrant and/or the sale of the Warrant Shares shall be payable by the Holder and the provision for such taxes shall be made to the satisfaction of the Company prior to any exercise, sale or other disposition made with respect to the Warrant and/or the Warrant Shares.

The Warrant Shares which may be purchased hereunder may be acquired for investment purposes only and will not be registered under the securities laws of any country. This Warrant may not be exercised and the Warrant Shares may not be resold or offered for sale in the absence of such registration or an opinion of counsel satisfactory to the Company and its counsel that such registration is not required under applicable laws. The Warrant Shares which may be purchased hereunder will be subject to certain rights of first refusal and other provisions as set forth in the Articles.

This Warrant may not be assigned or transferred by the Holder.

Given in Israel, this April 11, 2011

/S/ Dr. Fernando de la Vega
P.V. NanoCell Ltd.

PV NANOCELL LTD.

(the “Company”)

WARRANT CERTIFICATE

Registered holder of the Warrant: Mr. Peter Weinreb (the “Holder”).

Number of shares issuable upon exercise of this Warrant: 4,000 divided by the price per share of the most senior class of shares of the Company issued in the next equity investment round in the Company (“Next Round” and the “Warrant Shares” respectively). Each Warrant exercise price per share shall be the price per share of the Next Round (the “Exercise Price”).

The Warrant exercise price and the number of issuable Warrant Shares shall be subject to appropriate adjustments in the event of a share split(s), share unification(s), issuance(s) of share dividend, re-capitalization or other similar event

Expiry Date of this Warrant: September 1, 2016 [5 years of issuance date] or the consummation of an IPO or an M&A Transaction, the earlier to occur.

This Warrant certifies that, at any time from the date hereof and until the Expiry Date, the Holder is entitled to subscribe for and purchase any part of the Warrant Shares for the price set above, at the Exercise Price.

The exercise of the Warrant is made by the surrender of this Warrant, with a duly executed notice of exercise at the principal office of the Company, together with proper payment. Payment for Warrant Shares shall be made by bank check or bank checks, payable to the order of the Company, or by wire transfer.

If this Warrant is exercised in part, this Warrant must be exercised for a number of whole Warrant Shares, and the Holder is entitled to receive a new Warrant covering the number of Warrant Shares in respect of which this Warrant that has not been exercised. This Warrant may be exercised in part no more than three times. Should this Warrant or any part of it not be exercised in accordance with the aforementioned terms prior to the Expiry Date, the Warrant or the un-exercised part of it (as the case may be) shall expire and be of no force or effect. Following the exercise of this Warrant, the Company will issue a certificate or certificates in the name of Holder for the Warrant Shares to which the Holder shall be entitled within a reasonable time.

Until this Warrant is exercised (or any part thereof), the Warrant and the Warrant Shares represented hereunder do not entitle the Holder hereof to any rights as shareholder of the Company.

Any taxes, charges, expenses or fees relating to the exercise of this Warrant and/or the sale of the Warrant Shares shall be payable by the Holder and the provision for such taxes shall be made to the satisfaction of the Company prior to any exercise, sale or other disposition made with respect to the Warrant and/or the Warrant Shares.

The Warrant Shares which may be purchased hereunder may be acquired for investment purposes only and will not be registered under the securities laws of any country. This Warrant may not be exercised and the Warrant Shares may not be resold or offered for sale in the absence of such registration or an opinion of counsel satisfactory to the Company and its counsel that such registration is not required under applicable laws. The Warrant Shares which may be purchased hereunder will be subject to certain rights of first refusal and other provisions as set forth in the Articles.

This Warrant may not be assigned or transferred by the Holder.

Given in Israel, this September 1, 2011

/S/ Dr. Fernando de la Vega
P.V. NanoCell Ltd.

PV NANOCELL LTD.

(the “Company”)

WARRANT CERTIFICATE

Registered holder of the Warrant: Mr. Peter Weinreb (the “Holder”).

Number of shares issuable upon exercise of this Warrant: 10,880 divided by the price per share of the most senior class of shares of the Company issued in the next equity investment round in the Company (“Next Round” and the “Warrant Shares” respectively). Each Warrant exercise price per share shall be the price per share of the Next Round (the “Exercise Price”).

The Warrant exercise price and the number of issuable Warrant Shares shall be subject to appropriate adjustments in the event of a share split(s), share unification(s), issuance(s) of share dividend, re-capitalization or other similar event

Expiry Date of this Warrant: March 20, 2019 [5 years of issuance date] or the consummation of an IPO or an M&A Transaction, the earlier to occur.

This Warrant certifies that, at any time from the date hereof and until the Expiry Date, the Holder is entitled to subscribe for and purchase any part of the Warrant Shares for the price set above, at the Exercise Price.

The exercise of the Warrant is made by the surrender of this Warrant, with a duly executed notice of exercise at the principal office of the Company, together with proper payment. Payment for Warrant Shares shall be made by bank check or bank checks, payable to the order of the Company, or by wire transfer.

If this Warrant is exercised in part, this Warrant must be exercised for a number of whole Warrant Shares, and the Holder is entitled to receive a new Warrant covering the number of Warrant Shares in respect of which this Warrant that has not been exercised. This Warrant may be exercised in part no more than three times. Should this Warrant or any part of it not be exercised in accordance with the aforementioned terms prior to the Expiry Date, the Warrant or the un-exercised part of it (as the case may be) shall expire and be of no force or effect. Following the exercise of this Warrant, the Company will issue a certificate or certificates in the name of Holder for the Warrant Shares to which the Holder shall be entitled within a reasonable time.

Until this Warrant is exercised (or any part thereof), the Warrant and the Warrant Shares represented hereunder do not entitle the Holder hereof to any rights as shareholder of the Company.

Any taxes, charges, expenses or fees relating to the exercise of this Warrant and/or the sale of the Warrant Shares shall be payable by the Holder and the provision for such taxes shall be made to the satisfaction of the Company prior to any exercise, sale or other disposition made with respect to the Warrant and/or the Warrant Shares.

The Warrant Shares which may be purchased hereunder may be acquired for investment purposes only and will not be registered under the securities laws of any country. This Warrant may not be exercised and the Warrant Shares may not be resold or offered for sale in the absence of such registration or an opinion of counsel satisfactory to the Company and its counsel that such registration is not required under applicable laws. The Warrant Shares which may be purchased hereunder will be subject to certain rights of first refusal and other provisions as set forth in the Articles.

This Warrant may not be assigned or transferred by the Holder.

Given in Israel, this March 20, 2014

/S/ Dr. Fernando de la Vega
P.V. NanoCell Ltd.

PV NANOCELL LTD.

(the “Company”)

WARRANT CERTIFICATE

Registered holder of the Warrant: Mr. Peter Weinreb (the “Holder”).

Number of shares issuable upon exercise of this Warrant: 4,000 divided by the price per share of the most senior class of shares of the Company issued in the next equity investment round in the Company (“Next Round” and the “Warrant Shares” respectively). Each Warrant exercise price per share shall be the price per share of the Next Round (the “Exercise Price”).

The Warrant exercise price and the number of issuable Warrant Shares shall be subject to appropriate adjustments in the event of a share split(s), share unification(s), issuance(s) of share dividend, re-capitalization or other similar event

Expiry Date of this Warrant: April 23, 2019 [5 years of issuance date] or the consummation of an IPO or an M&A Transaction, the earlier to occur.

This Warrant certifies that, at any time from the date hereof and until the Expiry Date, the Holder is entitled to subscribe for and purchase any part of the Warrant Shares for the price set above, at the Exercise Price.

The exercise of the Warrant is made by the surrender of this Warrant, with a duly executed notice of exercise at the principal office of the Company, together with proper payment. Payment for Warrant Shares shall be made by bank check or bank checks, payable to the order of the Company, or by wire transfer.

If this Warrant is exercised in part, this Warrant must be exercised for a number of whole Warrant Shares, and the Holder is entitled to receive a new Warrant covering the number of Warrant Shares in respect of which this Warrant that has not been exercised. This Warrant may be exercised in part no more than three times. Should this Warrant or any part of it not be exercised in accordance with the aforementioned terms prior to the Expiry Date, the Warrant or the un-exercised part of it (as the case may be) shall expire and be of no force or effect. Following the exercise of this Warrant, the Company will issue a certificate or certificates in the name of Holder for the Warrant Shares to which the Holder shall be entitled within a reasonable time.

Until this Warrant is exercised (or any part thereof), the Warrant and the Warrant Shares represented hereunder do not entitle the Holder hereof to any rights as shareholder of the Company.

Any taxes, charges, expenses or fees relating to the exercise of this Warrant and/or the sale of the Warrant Shares shall be payable by the Holder and the provision for such taxes shall be made to the satisfaction of the Company prior to any exercise, sale or other disposition made with respect to the Warrant and/or the Warrant Shares.

The Warrant Shares which may be purchased hereunder may be acquired for investment purposes only and will not be registered under the securities laws of any country. This Warrant may not be exercised and the Warrant Shares may not be resold or offered for sale in the absence of such registration or an opinion of counsel satisfactory to the Company and its counsel that such registration is not required under applicable laws. The Warrant Shares which may be purchased hereunder will be subject to certain rights of first refusal and other provisions as set forth in the Articles.

This Warrant may not be assigned or transferred by the Holder.

Given in Israel, this April 23, 2014

/S/ Dr. Fernando de la Vega
P.V. NanoCell Ltd.